Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Awards Close in Time to MNPI Disclosures [Table]
Award Timing MNPI Disclosure	We do not currently grant stock options as part of our equity compensation programs. If stock options were to be granted in the future, LYB would not grant such options in anticipation of the release of material non-public information that is likely to result in changes to the price of our common stock, and would not time the public release of such information based on stock option grant dates. In 2025, none of our NEOs were awarded stock options.
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	If stock options were to be granted in the future, LYB would not grant such options in anticipation of the release of material non-public information that is likely to result in changes to the price of our common stock, and would not time the public release of such information based on stock option grant dates.